Exhibit 99.2

The Metals Company Announces ~US$27 Million Registered Direct Offering at $2.00 Per Share Plus Class A Warrants

NEW YORK — Aug. 14, 2023 — TMC the metals company Inc. (Nasdaq: TMC) (“TMC” or the “Company”), an explorer of lower-impact battery metals from seafloor polymetallic nodules, today announced that it has entered into a securities purchase agreement with certain investors for the purchase of 13,461,540 common shares of the Company (the “Shares”), without par value (“Common Shares”), and accompanying Class A warrants (the “Class A Warrants” and collectively with the Shares and Class A Warrants, the “Securities”) to purchase up to 6,730,770 Common Shares in a registered direct offering. Each Common Share and the accompanying Class A Warrant to purchase 0.5 Common Shares are being sold at a price of US$2.00. The Class A Warrants have an initial exercise price of US$3.00 per share, subject to certain adjustments therein, are exercisable immediately upon issuance and will expire on December 31, 2027.

Gross proceeds to the Company from the offering are expected to be approximately US$27 million, before deducting the financial advisors’ fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the offering on working capital and general corporate purposes.

In addition, certain investors may purchase up to an aggregate of 5,500,000 additional Shares and accompanying Class A Warrants to purchase up to an aggregate of 2,750,000 additional Common Shares upon notice to the Company on or before September 15, 2023 if the closing price of the Common Shares on the trading day before such investor’s notice is $3.00 or less for an aggregate of up to an additional US$11 million.

ERAS Capital LLC, the family fund of the Company’s director, Andrei Karkar, and existing shareholder, agreed to purchase 5,000,000 Common Shares and accompanying Class A Warrants to purchase 2,500,000 Common Shares for a total purchase price of US$10 million. In addition, Allseas Group S.A., a strategic partner of the Company and existing shareholder, agreed to purchase 3,500,000 Common Shares and accompanying Class A Warrants to purchase 1,750,000 Common Shares for a total purchase price of US$7 million. The Company’s Chief Executive Officer and Chairman, Gerard Barron, the Company’s Chief Financial Officer, Craig Shesky, and other members of the Company’s board of directors also agreed to purchase Securities in the offering.

The initial closing of the offering is expected on or about August 16, 2023, subject to the satisfaction of customary closing conditions. Two additional closings for US$2.5 million and US$6.5 million are expected to occur on or before November 30, 2023 and January 31, 2024, respectively, with respect to one of the investors in the offering pursuant to the terms of the securities purchase agreement.

Cantor Fitzgerald & Co., Wedbush Securities LLC, EAS Advisors LLC, Fearnley Securities Inc. and ThinkEquity LLC are engaged by the Company as financial advisors.

The Securities are being offered by the Company pursuant to an effective shelf registration statement that was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on September 16, 2022, as amended, and declared effective by the SEC on October 14, 2022 (Reg. No. 333-267479). The offering is being made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A prospectus supplement dated August 14, 2023 relating to and describing the terms of the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About The Metals Company

The Metals Company is an explorer of lower-impact battery metals from seafloor polymetallic nodules on a dual mission: (1) supply metals for the clean energy transition with the least possible negative environmental and social impact and (2) accelerate the transition to a circular metal economy. The Company, through its subsidiaries, holds exploration and commercial rights to three polymetallic nodule contract areas in the Clarion Clipperton Zone of the Pacific Ocean regulated by the International Seabed Authority and sponsored by the governments of Nauru, Kiribati and the Kingdom of Tonga.

Forward-Looking Statements

This press release contains “forward-looking” statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements concerning: the timing, terms and size of the registered direct offering, the possibility that the registered direct offering will be completed and the anticipated uses of the proceeds from the registered direct offering. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including, among other things: the Company’s ability to satisfy the closing conditions in the securities purchase agreement; the risk that the investors will not exercise the warrants issued or issuable as part of the registered direct offering; the Company’s strategies and future financial performance; the International Seabed Authority’s (“ISA”) ability to timely adopt the Mining Code and/or willingness to review and/or approve a plan of work for exploitation under the United Nations Convention on the Laws of the Sea (UNCLOS); the Company’s ability to obtain exploitation contracts or approved plans of work for exploitation for its areas in the Clarion Clipperton Zone; regulatory uncertainties and the impact of government regulation and political instability on the Company’s resource activities; changes to any of the laws, rules, regulations or policies to which the Company is subject, including the terms of the final Mining Code, if any, adopted by ISA and the potential timing thereof; the impact of extensive and costly environmental requirements on the Company’s operations; environmental liabilities; the impact of polymetallic nodule collection on biodiversity in the Clarion Clipperton Zone and recovery rates of impacted ecosystems; the Company’s ability to develop minerals in sufficient grade or quantities to justify commercial operations; the lack of development of seafloor polymetallic nodule deposit; the Company’s ability to successfully enter into binding agreements with Allseas Group S.A. and other parties in which it is in discussions, if any,; uncertainty in the estimates for mineral resource calculations from certain contract areas and for the grade and quality of polymetallic nodule deposits; risks associated with natural hazards; uncertainty with respect to the specialized treatment and processing of polymetallic nodules that the Company may recover; risks associated with collective, development and processing operations, including with respect to the development of onshore processing capabilities and capacity and Allseas Group S.A.’s expected development efforts with respect to the Project Zero offshore system; the Company’s dependence on Allseas Group S.A.; fluctuations in transportation costs; fluctuations in metals prices; testing and manufacturing of equipment; risks associated with the Company’s limited operating history, limited cash resources and need for additional financing; risks associated with the Company’s intellectual property; Low Carbon Royalties’ limited operating history and other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, that are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2023, as well as in other filings the Company may make with the SEC in the future. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

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